Security Information
Security Purchased

CUSIP
75281AAJ8
Issuer
RANGE RESOURCES
CORP


Underwriters
BoA, JP Morgan, Barclays,
BBVA, BMO Capital
Markets, Calyon, Capital
One, Citigroup, Comerica
Securities, Credit Suisse,
DBSI, Fortis Securities,
Keybanc Capital Markets,
Natixis Bleichroeder, RBC
Capital Markets, Scotia
Capital, Societe Generale,
SunTrust Robinson
Humphrey, Wachovia


Years of continuous
operation, including
predecessors
> 3 years


Security
RRC 7.25% 5/1/2018



Is the affiliate a
manager or co-
manager of offering?
Co-Manager


Name of underwriter
or dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
5/1/2008



Total amount of
offering sold to QIBs
250,000,000


Total amount of any
concurrent public
offering
0

Total
250,000,000



Public offering price
100.00



Price paid if other
than public offering
price
 N/A



Underwriting spread
or commission
2.00%



Rating
Ba3/BB



Current yield
7.25%


Benchmark vs
Spread (basis points)
351 bp



Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS
Funds


DWS
Balanced
Fund
DWS
15,000
 $      15,000
0.01%



DWS
Balanced
VIP
DWS
10,000
 $      10,000
0.00%



DWS
High
Income
Fund
DWS
570,000
 $     570,000
0.23%

DWS
High
Income
Plus
Fund
DWS
115,000
 $     115,000
0.05%




DWS
High
Income
Trust
DWS
70,000
 $      70,000
0.03%


DWS
High
Income
VIP
DWS
75,000
 $      75,000
0.03%


DWS
Lifecycle
Long
Range
Fund
DWS
10,000
 $      10,000
0.00%


DWS
Multi
Market
Income
Trust
DWS
45,000
 $      45,000
0.02%


DWS
Short
Duration
Plus
Fund
DWS
25,000
 $      25,000
0.01%

DWS
Strategic
Income
Fund
DWS
45,000
 $      45,000
0.02%




DWS
Strategic
Income
Trust
DWS
10,000
 $      10,000
0.00%


DWS
Strategic
Income
VIP
DWS
10,000
 $      10,000
0.00%

Total

1,000,000
 $  1,000,000
0.40%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased



CUSIP
20030NAX9



Issuer
COMCAST CORP


Underwriters
Citigroup, DBSI, Merrill
Lynch, UBS, BoA,
Barclays, BNP, Bank of
NY, Daiwa Securities,
Goldman Sachs, JP
Morgan, Lehman Brothers,
Lloyds TSB Bank,
Mitsubishi UFJ, Mizuho
Securities, Morgan
Stanley, Piper Jaffray,
Royal Bank of Scotland,
SunTrust Robinson
Humphrey, Wachovia,
Blaylock & Co, Cabrera
Capital Markets, Guzman
& Co, Loop Capital
Markets, MR Beal & Co,
Muriel Siebert, Samuel A
Ramirez, Williams Capital
Group


Years of continuous
operation, including
predecessors
> 3 years


Security
CMCSA 6.4% 5/15/2038


Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter
or dealer from which
purchased
Merrill Lynch



Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
5/2/2008

Total amount of
offering sold to QIBs
1,000,000,000



Total amount of any
concurrent public
offering
0


Total
1,000,000,000


Public offering price
99.79



Price paid if other
than public offering
price
 N/A


Underwriting spread
or commission
0.88%



Rating
Baa2/BBB+


Current yield
6.41%

Benchmark vs
Spread (basis points)
185 bp



Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS
Funds


DWS
Balanced
Fund
DWS
3,750,000
 $  3,750,000
1.50%


DWS
Balanced
VIP
DWS
1,250,000
 $  1,250,000
0.50%

DWS
Bond
VIP
DWS
270,000
 $     270,000
0.11%

DWS
Core
Fixed
Income
Fund
DWS
2,555,000
 $  2,555,000
1.02%


DWS
Core
Fixed
Income
VIP
DWS
210,000
 $     210,000
0.08%



DWS
Core
Plus
Income
Fund
DWS
655,000
 $     655,000
0.26%


DWS
Lifecycle
Long
Range
Fund
DWS
205,000
 $     205,000
0.08%



DWS
Strategic
Income
Fund
DWS
2,000,000
 $  2,000,000
0.80%

DWS
Strategic
Income
VIP
DWS
500,000
 $     500,000
0.20%

Total

11,395,000
 $11,395,000
4.56%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
20825CAP9

Issuer
CONOCOPHILLIPS CO


Underwriters
Barclays, Citigroup,
Greenwich Capital
Markets, BoA, BNP
Paribas, Calyon, Credit
Suisse, Daiwa Securities,
DBSI, DnB NOR Markets,
HSBC, ING Financial, JP
Morgan, Mitsubishi UFJ,
Mizuho Securities, SG
Americas, UBS


Years of continuous
operation, including
predecessors
> 3 years

Security
COP 5.9% 5/15/2038

Is the affiliate a
manager or co-
manager of offering?
Co-Manager


Name of underwriter
or dealer from which
purchased
Citigroup


Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
5/5/2008


Total amount of
offering sold to QIBs
600,000,000


Total amount of any
concurrent public
offering
0



Total
600,000,000


Public offering price
99.62
Price paid if other
than public offering
price
 N/A


Underwriting spread
or commission
0.88%


Rating
A1/A


Current yield
5.92%


Benchmark vs
Spread (basis points)
135  bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS
Funds

DWS
Core
Fixed
Income
Fund
DWS
3,940,000
 $  3,940,000
1.58%

DWS
Core
Fixed
Income
VIP
DWS
560,000
 $     560,000
0.22%


DWS
Lifecycle
Long
Range
Fund
DWS
530,000
 $     530,000
0.21%

DWS
Strategic
Income
Fund
DWS
1,430,000
 $  1,430,000
0.57%

DWS
Strategic
Income
VIP
DWS
360,000
 $     360,000
0.14%


Total

6,820,000
 $  6,820,000
2.73%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
828807BZ9


Issuer
SIMON PROPERTY
GROUP LP



Underwriters
BoA, Citigroup, DBSI,
Goldman Sachs


Years of continuous
operation, including
predecessors
> 3 years



Security
SPG 6.125 5/30/2018



Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager


Name of underwriter
or dealer from which
purchased
Citigroup


Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
5/12/2008



Total amount of
offering sold to QIBs
800,000,000


Total amount of any
concurrent public
offering
0

Total
800,000,000


Public offering price
99.89



Price paid if other
than public offering
price
 N/A


Underwriting spread
or commission
0.45%

Rating
A3/A-



Current yield
6.13%

Benchmark vs
Spread (basis points)
235 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



DWS
Funds



DWS
Balanced
Fixed
DWS
2,600,000
 $  2,600,000
1.04%


DWS
Balanced
VIP
DWS
850,000
 $     850,000
0.34%


DWS
Strategic
Income
Fund
DWS
2,400,000
 $  2,400,000
0.96%



DWS
Strategic
Income
VIP
DWS
600,000
 $     600,000
0.24%


Total

6,450,000
 $  6,450,000
2.58%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased



CUSIP
718172AB5




Issuer
PHILLIP MORRIS
INTERNATIONAL INC



Underwriters
Credit Suisse, DBSI,
Lehman Brothers, HSBC,
RBS Greenwich Capital,
Societe Generale, Banca
IMI, BBVA, BNP Paribas,
Calyon

Years of continuous
operation, including
predecessors
> 3 years



Security
PM 4.875% 5/16/2013



Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager



Name of underwriter
or dealer from which
purchased
Credit Suisse/Lehman
Brothers




Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
5/13/2008


Total amount of
offering sold to QIBs
2,000,000,000


Total amount of any
concurrent public
offering
0

Total
2,000,000,000

Public offering price
99.72




Price paid if other
than public offering
price
 N/A



Underwriting spread
or commission
0.35%



Rating
A2/A



Current yield
4.89%



Benchmark vs
Spread (basis points)
177 bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS
Funds

DWS
Short
Duration
Plus
Fund
DWS
9,785,000
 $  9,785,000
3.91%



DWS
Strategic
Income
Fund
DWS
1,365,000
 $  1,365,000
0.55%

DWS
Strategic
Income
VIP
DWS
340,000
 $     340,000
0.14%





Total

11,490,000
 $11,490,000
4.60%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased


CUSIP
87612BAA0


Issuer
TARGA RESOURCES
PARTNERS

Underwriters
BoA, Credit Suisse, DBSI,
BNP Paribas, Lehman
Brothers, Merrill Lynch,
Piper Jaffray, RBC
Dominion Securities, RBS
Greenwich Capital,
Wachovia Securities



Years of continuous
operation, including
predecessors
> 3 years



Security
NGLS 8.25% 7/1/2016


Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager


Name of underwriter
or dealer from which
purchased
Credit Suisse


Firm commitment
underwriting?
Yes




Trade date/Date of
Offering
6/12/2008



Total amount of
offering sold to QIBs
250,000,000


Total amount of any
concurrent public
offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other
than public offering
price
 N/A

Underwriting spread
or commission
2.00%


Rating
B2/B


Current yield
8.25%


Benchmark vs
Spread (basis points)
418 bp

Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS
Funds

DWS
Balanced
Fund
DWS
45,000
 $      45,000
0.02%

DWS
Balanced
VIP
DWS
15,000
 $      15,000
0.01%


DWS
High
Income
Fund
DWS
1,735,000
 $  1,735,000
0.69%


DWS
High
Income
Plus
Fund
DWS
345,000
 $     345,000
0.14%


DWS
High
Income
Trust
DWS
215,000
 $     215,000
0.09%


DWS
High
Income
VIP
DWS
235,000
 $     235,000
0.09%



DWS
Lifecycle
Long
Range
Fund
DWS
20,000
 $      20,000
0.01%

DWS
Multi
Market
Income
Trust
DWS
145,000
 $     145,000
0.06%

DWS
Short
Duration
Plus
Fund
DWS
40,000
 $      40,000
0.02%


DWS
Strategic
Income
Fund
DWS
130,000
 $     130,000
0.05%



DWS
Strategic
Income
Trust
DWS
40,000
 $      40,000
0.02%




DWS
Strategic
Income
VIP
DWS
35,000
 $      35,000
0.01%


Total

3,000,000
 $  3,000,000
1.20%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased

CUSIP
226566AH0



Issuer
CRICKET
COMMUNICATIONS
INC



Underwriters
Citigroup, DBSI, Goldman
Sachs, Morgan Stanley




Years of continuous
operation, including
predecessors
> 3 years

Security
LEAP 10% 7/15/2015


Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter
or dealer from which
purchased
Goldman Sachs


Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
6/19/2008


Total amount of
offering sold to QIBs
300,000,000

Total amount of any
concurrent public
offering
0


Total
300,000,000

Public offering price
100.00


Price paid if other
than public offering
price
 N/A


Underwriting spread
or commission
2.00%

Rating
B3/B-
Current yield
10.00%


Benchmark vs
Spread (basis points)
615 bp


Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund


DWS
Funds


DWS
Balanced
Fund
DWS
155,000
 $     155,000
0.06%

DWS
Balanced
VIP
DWS
50,000
 $      50,000
0.02%


DWS
High
Income
Fund
DWS
5,880,000
 $  5,880,000
2.35%


DWS
High
Income
Plus
Fund
DWS
1,180,000
 $  1,180,000
0.47%

DWS
High
Income
Trust
DWS
730,000
 $     730,000
0.29%


DWS
High
Income
VIP
DWS
780,000
 $     780,000
0.31%


DWS
Lifecycle
Long
Range
Fund
DWS
70,000
 $      70,000
0.03%


DWS
Multi
Market
Income
Trust
DWS
495,000
 $     495,000
0.20%


DWS
Strategic
Income
Fund
DWS
430,000
 $     430,000
0.17%



DWS
Strategic
Income
Trust
DWS
130,000
 $     130,000
0.05%




DWS
Strategic
Income
VIP
DWS
100,000
 $     100,000
0.04%




Total

10,000,000
 $10,000,000
4.00%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased

CUSIP
767201AC0


Issuer
RIO TINTO FINANCE
USA



Underwriters
Credit Suisse, DBSI, JP
Morgan, Morgan Stanley,
RBS Greenwich Capital,
Societe Generale, ANZ
Securities, BBVA
Securities, Calyon,
Mitsubishi UFJ Securities,
Mizuho Securities,
Sumitomo Bank


Years of continuous
operation, including
predecessors
> 3 years

Security
RIOLN 6.5% 7/15/2018


Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter
or dealer from which
purchased
JP Morgan

Firm commitment
underwriting?
Yes

Trade date/Date of
Offering
6/24/2008


Total amount of
offering sold to QIBs
1,750,000,000

Total amount of any
concurrent public
offering
0

Total
1,750,000,000

Public offering price
99.13


Price paid if other
than public offering
price
 N/A

Underwriting spread
or commission
0.45%


Rating
A3/BBB+

Current yield
6.56%


Benchmark vs
Spread (basis points)
250 bp



Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

DWS
Funds


DWS
Bond
VIP
DWS
265,000
 $     265,000
0.11%

DWS
Core
Fixed
Income
Fund
DWS
3,500,000
 $  3,500,000
1.40%


DWS
Core
Fixed
Income
VIP
DWS
315,000
 $     315,000
0.13%


DWS
Core
Plus
Income
Fund
DWS
740,000
 $     740,000
0.30%


DWS
Lifecycle
Long
Range
Fund
DWS
310,000
 $     310,000
0.12%


DWS
Strategic
Income
Fund
DWS
2,400,000
 $  2,400,000
0.96%



DWS
Strategic
Income
VIP
DWS
600,000
 $     600,000
0.24%


Total

8,130,000
 $  8,130,000
3.25%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased

CUSIP
28336LBR9

Issuer
EL PASO NATURAL
GAS
Underwriters
DBSI, Goldman Sachs, JP
Morgan, BoA, Credit
Suisse, RBS Greenwich
Capital, Scotial Capital,
Societe Generale,
UniCredit SpS

Years of continuous
operation, including
predecessors
> 3 years

Security
EP 7.25% 6/1/2018

Is the affiliate a
manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter
or dealer from which
purchased
JP Morgan


Firm commitment
underwriting?
Yes


Trade date/Date of
Offering
5/22/2008



Total amount of
offering sold to QIBs
600,000,000


Total amount of any
concurrent public
offering
0

Total
600,000,000

Public offering price
100.00


Price paid if other
than public offering
price
 N/A

Underwriting spread
or commission
0.80%

Rating
Ba3/BB-

Current yield
7.25%

Benchmark vs
Spread (basis points)
333 bp

Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund

DWS
Funds


DWS
Balanced
Fund
DWS
125,000
 $     125,000
0.05%


DWS
Balanced
VIP
DWS
40,000
 $      40,000
0.02%

DWS
High
Income
Fund
DWS
4,675,000
 $  4,675,000
1.87%

DWS
High
Income
Plus
Fund
DWS
925,000
 $     925,000
0.37%


DWS
High
Income
Trust
DWS
570,000
 $     570,000
0.23%


DWS
High
Income
VIP
DWS
630,000
 $     630,000
0.25%



DWS
Lifecycle
Long
Range
Fund
DWS
55,000
 $      55,000
0.02%


DWS
Multi
Market
Income
Trust
DWS
365,000
 $     365,000
0.15%



DWS
Short
Duration
Plus
Fund
DWS
85,000
 $      85,000
0.03%


DWS
Strategic
Income
Fund
DWS
340,000
 $     340,000
0.14%



DWS
Strategic
Income
Trust
DWS
100,000
 $     100,000
0.04%


DWS
Strategic
Income
VIP
DWS
90,000
 $      90,000
0.04%


Total

8,000,000
 $  8,000,000
3.20%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.